DIREXION SHARES ETF TRUST
DIREXION HCM TACTICAL ENHANCED US ETF (HCMT)
The “Fund”

Supplement dated June 21, 2023 to the
Statement of Additional Information (“SAI”)
dated June 8, 2023

Transaction Fee Changes
Effective immediately, the table under the section “Transaction Fees” in the SAI for the Fund is revised in its entirety as follows:
Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Redemptions*	Maximum Additional Charge for Purchases*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion HCM Tactical Enhanced US ETF	$1,000	Up to 300% of NSCC Amount	$1,000	Up to 2.00%	Up to 5.00%
*
As a percentage of the amount invested.
* * * * *
Please retain a copy of this Supplement with your SAI.